SUPPLEMENT DATED FEBRUARY 7, 2020
To the following variable annuity prospectuses dated April 29, 2019:
ALLIANZ VISIONSM VARIABLE ANNUITY PROSPECTUS
For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013
ALLIANZ CONNECTIONSSM VARIABLE ANNUITY PROSPECTUS
For contracts issued on or after April 29, 2013 and for contracts issued from May 2, 2011 through April 26, 2013
ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY PROSPECTUS
 For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
and
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Proposed Liquidation of the RCM Dynamic Multi-Asset Plus VIT Portfolio

At a meeting of the Board of Trustees of the Premier Multi-Series Trust (the “Board”), held on December 17, 2019, the Board approved a plan of liquidation, termination and dissolution (the “Plan”) to liquidate and terminate the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) and thereafter, terminate the Trust. The Portfolio will cease accepting new investments as soon as practicable following the date hereof.

The Board has called a special shareholder meeting scheduled for March 20, 2020 specifically for the purpose of obtaining shareholder approval of the Plan. Contract Owners of the variable annuity contracts as listed above, with amounts allocated to the Portfolio as of the record date of the meeting (December 20, 2019), will receive a voting instruction card soliciting their voting instructions as to the Plan.

Subject to shareholder approval, the Plan will become effective at the close of business on or about April 24,
2020, or such other date as may be determined by the President of the Trust (the “Termination Date”). After the Termination Date, the Portfolio will cease business activities except for the purposes of winding up its affairs and taking other actions related to liquidation and dissolution.

From the date of the shareholder notice through the Termination Date, and up to 90 days thereafter, Contract Owners are permitted to transfer all or a portion of their Contract value, allocated to the Portfolio, into other eligible investment options, without limitation or charge. If no transfer instructions are received prior to the Termination Date, Contract Owners’ Contract value allocated to the Portfolio will be reallocated to the AZL® MVP Moderate Index Strategy Fund.

PRO-011-0519
(VSN-400,VSN-159,CNT-400,CNT-062WW,VNY-400,VNY-146)